Exhibit 14.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Corimon, C.A., on Form 20-F for the period ended November 30, 2002 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Bernardo Vera, Chief Executive Officer of Corimon, C.A., certify to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Corimon, C.A.

Date: December 19, 2003

Bernardo Vera

Chief Executive Officer